SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549




                         FORM 8 - K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  February 8, 1995




                EXIDE ELECTRONICS GROUP, INC.
   (Exact name of registrant as specified in its charter)



     Delaware                    0-18106                  23-2231834
(State or other                (Commission               (IRS Employer
jurisdiction of                File Number)              Identification
incorporation)                                            No.)



8521 Six Forks Road
Raleigh, North Carolina           27615
(Address of principal           (Zip Code)
executive offices)


Registrant's telephone number, including area code:  (919) 872-3020

                             (4 pages total)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On February 8, 1995, Exide Electronics Group, Inc., a Delaware corporation ("Exide Electronics"), completed the acquisition of International Power Machines Corporation, a Delaware corporation ("IPM"), through the merger
(the "Merger") of Exide Electronics Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Exide Electronics ("Merger Sub"), with and into IPM, pursuant to an Agreement and Plan of Reorganization dated as of August 25, 1994, as amended by amendments dated as of December 14, 1994 and as of January 5, 1995 (the
"Merger Agreement"), among Exide Electronics, Merger Sub and IPM. Pursuant to the terms of the Merger Agreement:
(a) each outstanding share of the common stock, $.10 par value per share of IPM ("IPM Common Stock"), was converted into .2105 shares of common stock, $.01 par value ("Exide Electronics Common Stock"), of Exide Electronics; (b) each outstanding share of Series B Cumulative Convertible Preferred Stock, $1.00 par value, of IPM was converted into 21.05 shares of Exide Electronics Common Stock;
(c) each outstanding share of Series A Cumulative Preferred Stock, $1.00 par value, of IPM was converted into .1974 Electronics shares of Exide Common Stock and $2.47 in cash.

The Merger was consummated on the terms previously reported in the Joint Proxy Statement/Prospectus constituting a part of the Registration Statement of Form S-4 filed by Exide
Electronics with the Securities and Exchange Commission
(Registration No. 33-88324) (the "Joint Proxy Statement/
Prospectus"). The Merger Agreement and the Merger are more fully described in the Joint Proxy Statement/Prospectus, which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.

The audited financial information of IPM for the years ended December 31, 1992 and 1993 is set forth in IPM's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 1-8084) and is incorporated herein by reference.

The unaudited financial information of IPM for the quarter ended September 30, 1994 is set forth in IPM's Quarterly Report on Form 10-Q for the quarter ended September 30, 1994 (File No. 1-8084) and is incorporated herein by reference.

(b)  Pro forma financial information.

It is impracticable to file the pro forma financial information required by this Item 7(b) at this time because such information is not available. Exide Electronics will file such information as soon as practicable, but not later than April 24, 1995.

(c)  Exhibits.

EXHIBIT
NUMBER                       DESCRIPTION

2 Agreement and Plan of Reorganization dated as of August 25, 1994, as amended by amendments dated as of December 14, 1994 and as of January 5, 1995 among Exide Electronics Group,Inc., Exide Electronics Acquisition, Inc., and International Power Machines Corporation incorporated herein by reference to
         Exhibit 2.1 to Exide's Registration Statement on Form S-4 (Registration No. 33-88324).

                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                     EXIDE ELECTRONICS GROUP, INC.



Date:  February 20, 1995              By:  Marty R. Kittrell

                                           Marty R. Kittrell
                                           Vice President and Chief
                                           Financial Officer